SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 16, 1998

           COUNTRYWIDE  HOME EQUITY LOAN TRUST 1998-B
(Exact name of registrant as specified in its charter)


          CALIFORNIA      	333-11095			36-7238502
(State or Other Jurisdiction	(Commission File		(I.R.S. Employer
 of Incorporation)	 Number)			 Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL						60670-0126
(Address of Principal Executive Offices)				(Zip Code)



Registrant's telephone number, including area code:		312/407-1902



Item 5.	Other Events
On behalf of Countrywide Home Equity Loan Trust 1998-B, a Trust created pursuant to the Pooling Agreement, dated May 20, 1998, by The First
National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated November 16, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due
June 15, 2024.

A.	Monthly Report Information:
Aggregate distribution information for the current distribution date November 16, 1998.

Principal		Interest	Ending Balance

Cede & Co.$ 3,437,138.94	$ 688,276.57	$135,612,619.68

B.	No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO.
Date:
Amount:

D.	Were any amounts paid or are any amounts payable under the Financial
Guaranty Insurance Policy?  NO
Amount:

E.	Are there any developments with respect to the Ambac Certificate
  Guaranty Insurance Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT APPLICABLE








Item 7.	Monthly Statements and Exhibits


Statement to Certificateholders (Page 1 of 2)

Distribution Date:
10/15/98 	11/16/98

	INVESTOR CERTIFICATES DISTRIBUTION
SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
	Investor Certificate Interest Distributed
4.505663 	4.558123
	Investor Certificate Interest Shortfall Distributed					0.000000 	0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall
	0.000000 	0.000000

	Managed Amortization Period ? (Yes=1; No=0)
1	1
	Investors Certificate Principal Distributed
19.479205 	22.762510
	  Principal Distribution Amount
19.479205 	22.762510
	     Maximum Principal Payment
42.722680 	42.383706
	     Alternative Principal Payment
19.479205 	22.762510
	     Principal Collections less Additional Balances					19.479205 	22.762510
	  Investor Loss Amount Distributed to Investors					0.000000 	0.000000
	  Accelerated Principal Distribution Amount
0.000000 	0.000000
	  Credit Enhancement Draw Amount
0.00 	0.00

	Total Amount Distributed to Certificateholders (P & I)					23.984868
27.320632

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE
	Beginning Investor Certificate Balance
"141,991,118.51 "	"139,049,758.62 "
	Ending Investor Certificate Balance
"139,049,758.62 "	"135,612,619.68 "
	Beginning Invested Amount
"141,991,118.51 "
"139,049,758.62 "
	Ending Invested Amount
"139,049,758.62 "
"135,612,619.68 "
	Investor Certificateholder Floating Allocation Percentage
98.4057% 	98.3726%
	Pool Factor
0.9208593 	0.8980968
	Liquidation Loss Amount for Liquidated Loans
0.00 	0.00
	Unreimbursed Liquidation Loss Amount
0.00 	0.00

C.	POOL INFORMATION
	Beginning Pool Balance
"144,291,512.49 "	"141,350,152.60 "
	Ending Pool Balance
"141,350,152.60 "	"137,913,013.66 "
	Servicer Removals form the Trust (Section 2.06)
0.00 	0.00
	Servicing Fee
"60,121.46 "	"58,895.90 "

D.	INVESTOR CERTIFICATE RATE
	Investor Certificate Rate
5.749840% 	5.568590%
	LIBOR Rate
5.589840% 	5.408590%
	Maximum Rate
8.197589% 	8.418521%

E.	DELINQUENCY & REO STATUS
	Delinquent 30-59 days
	    No. of Accounts
4 	5
	   Trust Balances
"115,589.46 "	"160,783.93 "
	Delinquent 60-89 days
	    No. of Accounts
0 	1
	   Trust Balances
0.00 	"40,000.00 "
	Delinquent 90+ days
	    No. of Accounts		0 	1
	   Trust Balances	0.00 	"22,131.00 "

	Delinquent 9+ Months
	    No. of Accounts	0 	0
	   Trust Balances	0 	0
	REO
	    No. of Accounts	0 	0
	   Trust Balances	0.00 	0.00
Statement to Certificateholders (Page 2 of 2)
Distribution Date:
				10/15/98 	11/16/98
	"IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"

	"this 10th day of November, 1998"
	       Countrywide Home Loans Formerly Known as
Countrywide Funding Corporation
	       as
	       _______________________________________
	        Lupe Montero
	        Vice-President
	Distribution List:
	   Barbara Grosse - First National Bank of Chicago
Lupe Montero - Countrywide Home Loans
	   Peter Cerwin - Merrill Lynch
Richard Marron - Countrywide Home Loans
	   Lisa Fitzpatrick - Merrill Lynch
Dave Walker - Countrywide Home Loans


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



COUNTRYWIDE HOME EQUITY LOAN TRUST 1998-B



By  _______________________________________
Name:		Barbara G. Grosse
Title:		Vice President

Dated: November 30, 1998